                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: December 22, 1999



                       SUN TELEVISION AND APPLIANCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Ohio                        0-19269                         31-1178151
---------------            ---------------------          ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         As previously reported on Form 8-K, on September 16, 1998, Sun Television and Appliances, Inc. and its subsidiary Sun TV and Appliances, Inc. (collectively, "Sun TV") filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 98-2107 (MFW) in the United States Bankruptcy Court for the District of Delaware (the "Court"). On December 22, 1999, the Court confirmed pursuant to an order (the "Order") the First Amended Joint Plan of Liquidation of Sun TV Under Chapter 11 of Bankruptcy Code (the "Plan"). The Order and Plan (which is an exhibit to the Order) are attached hereto as Exhibit 99.1 and are incorporated herein by reference. (Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Order and/or the Plan.)

         The Plan provides for, among other things:

         (i) the substantive consolidation of the Estates of the Sun TV entities for all purposes related to the Plan, including without limitation, for purposes of confirmation, Distributions, and Claim determinations;

         (ii) the rejection of certain leases and contracts not previously rejected;

         (iii) the funding of the Plan by Available Cash on the Effective Date and from the liquidation of Sun TV's remaining assets, prosecution of Causes of Action and any release of funds from the Disputed Claims Reserve;

         (iv) the continued corporate existence of Sun TV, following confirmation and consummation as described in Section V of the Plan, for the purposes of winding up its affairs, liquidating remaining assets of the Estates, enforcing Causes of Action and other claims, reconciling Claims and resolving Disputed Claims, administering the Plan, and taking other appropriate action;

         (v) the management of Sun TV from and after the Confirmation Date and for the process of determining the succession of certain management of Sun TV;

         (vi) the specific procedures to be undertaken under which Sun TV will make Distributions to holders of Allowed Claims.

         (vii) the dissolution of Sun TV and the cancellation of Equity Interests upon the distribution of all assets of the Estates and the filing of a certification to that effect with the Bankruptcy Court.

         Prior to the filing of the Plan, there were 17,439,202 shares of common stock of Sun TV issued and outstanding. There are no shares of stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

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         As of December 31, 1999, the latest date that such information is available, Sun TV had assets totaling $19,324,000 and liabilities totaling $58,403,000.

ITEM  5. OTHER EVENTS.

         Sun TV must file a Monthly Operating Report ("MOR") with the Office of the United States Trustee. The MORs for July 1999 through October 1999 are attached hereto as Exhibits 99.2 through 99.5 and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                 Description
                 99.1               Order of the United States Bankruptcy Court
                                    for the District of Delaware, dated
                                    December 22, 1999, confirming the First
                                    Amended Joint Plan of Liquidation of Sun TV
                                    Under Chapter 11 of Bankruptcy Code.

                 99.2               Monthly Operating Report for July 1999.

                 99.3               Monthly Operating Report for August 1999.

                 99.4               Monthly Operating Report for September 1999.

                 99.5               Monthly Operating Report for October 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUN TELEVISION AND APPLIANCES, INC.


Date:    January 19, 2000                   By: /s/ James Moran
                                               --------------------------
                                               James Moran, President


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                                  EXHIBIT INDEX
                       SUN TELEVISION AND APPLIANCES, INC.
                                    FORM 8-K

             Exhibit No.                 Description

                 99.1 Order of the United States Bankruptcy Court for the District of Delaware, dated December 22, 1999, confirming the First Amended Joint Plan of Liquidation of Sun TV Under Chapter 11 of Bankruptcy Code.

                 99.2               Monthly Operating Report for July 1999.

                 99.3               Monthly Operating Report for August 1999.

                 99.4               Monthly Operating Report for September 1999.

                 99.5               Monthly Operating Report for October 1999.


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